EXHIBIT 32


                                  CERTIFICATION


          The undersigned certify pursuant to 18 U.S.C.ss.1350, that:


(1) The accompanying Annual Report on Form 10-K for the fiscal year ended June 1, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 29, 2003


               /s/ Frederick M. Green, Chief Executive Officer
               ----------------------
               Frederick M. Green



               Donald L.  Henry,
               ----------------------  Chief Financial Officer
               Donald L.  Henry